_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  February 23, 1998


          CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 20, 1998, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 1998-1).


                           CWABS, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware              333-37539          95-4596514
----------------------------   -----------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       4500 Park Granada
      Calabasas, California                          91302
     -----------------------                      ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 225-3232
                                                   ----- --------

_________________________________________________________________


Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset-Backed Certificates, Series 1998-1.

          In connection with the offering of the Asset-Backed Certificates, Series 1998-1, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), as underwriters of the Underwritten Certificates, have prepared certain materials (the "Merrill Lynch Computational Materials") for distribution to their potential investors. Similarly, Countrywide Securities Corporation ("CSC"), as underwriters of the Underwritten Certificates, have prepared certain materials (the "CSC Computational Materials") for distribution to their potential investors. Although the Company provided Merrill Lynch and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Merrill Lynch Computational Materials or the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Merrill Lynch Computational Materials, which are listed as Exhibit 99.1 hereto, and the CSC Computational Materials, which are listed as Exhibit 99-2 hereto, are filed on Form SE dated February 23, 1998.


-------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated February 20, 1998 and the prospectus supplement dated February 23, 1998, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 1998-1.



Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Merrill Lynch Computational Materials filed on Form SE dated February 23, 1998.

     99.2 CSC Computational  Materials filed  on Form  SE dated  February 23,
          1998.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWABS, INC.



                              By: /s/ David Walker
                                  ---------------------------
                                  David Walker
                                  Vice President



Dated:  February 23, 1998


                               Exhibit Index
                               -------------


Exhibit                                                                  Page
-------                                                                  ----

99.1 Merrill Lynch, Pierce, Fenner & Smith Incorporated Computational Materials filed on Form SE dated February 23, 1998.

99.2 Countrywide Securities Corporation Computational Materials filed on Form SE dated February 23, 1998.





                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone:  (212) 839-5300
                          Facsimile:  (212) 839-5599



                                        February 23, 1998


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  CWABS, Inc.
          Asset-Backed Certificates, Series 1998-1
          ----------------------------------------

Ladies and Gentlemen:

     On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

     Pursuant to a continuing hardship exemption letter dated November 6, 1996, as provided in Rule 202 of Regulation S-T, and pursuant to Rule 311(i) of Regulation S-T, Exhibits 99.1 and 99.2 will be filed on Monday, February 23, 1998 in paper on Form SE.


                                        Very truly yours,

                                        /s/ Amy Sunshine

                                        Amy Sunshine


Enclosure